UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23490

Exact name of registrant as specified in charter:	Aberdeen Standard Global Infrastructure Income Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2022

Item 1. Reports to Stockholders.

# Aberdeen Standard Global Infrastructure Income Fund (ASGI)

**Semi-annual Report**
March 31, 2022

abrdn.com

Stable Distribution Plan (unaudited)

Effective for the 2022 fiscal year, the Board of Trustees approved a Stable Distribution Plan that the Aberdeen Standard Global Infrastructure Income Fund (the "Fund") would pay a fixed monthly distribution of US$0.1083, commencing with the distribution paid on October 29, 2021. On April 11, 2022, the Fund announced that it has increased its monthly distribution by 10.8% from US $0.1083 per share to $0.12 per share, commencing with the distribution payable on April 29, 2022 to shareholders of record as of April 22, 2022 (ex-dividend date April 21, 2022). The Fund intends to maintain the monthly distribution level of $0.12 per share for at least the 12 months following April 11, 2022, unless there is significant and unforeseen change in market conditions. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's exemptive order. The Fund's Board of Trustees may amend or terminate the Stable Distribution Plan at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the Stable Distribution Plan. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's Stable Distribution Plan.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, September 30. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced October 1, 2021 through the distributions declared on May 10, 2022 consisted of 12% net investment income, 5% net realized short-term capital gains and 83% long-term capital gains. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2023, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2022 calendar year.

Aberdeen Standard Global Infrastructure Income Fund

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Standard Global Infrastructure Income Fund (the "Fund") for the six-month period ended March 31, 2022. The Fund's principal investment objective is to seek to provide a high level of total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing in a portfolio of income-producing public and private infrastructure equity investments from around the world.

Total Investment Return1

For the six-month period ended March 31, 2022, the total return to shareholders of the Fund based on the net asset value and market price, respectively, compared to the Fund's primary benchmark are as follows:

NAV[2,3]	7.1%
Market Price[2]	4.4%
S&P Global Infrastructure Index (Net Total Return)[4]	12.0%

For more information about Fund performance, please visit the Fund on the web at www.aberdeenasgi.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Premium(+)/Discount(-)

The below table represents comparison from current six month-period end to prior fiscal year end of market price to NAV and associated premium(+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
3/31/2022	$23.09	$20.15	-12.7%
9/30/2021	$22.27	$19.93	-10.5%

Throughout the period ended March 31, 2022, the Fund's NAV was within a range of $21.45 to $23.24 and the Fund's market price traded within a range of $18.76 to $21.19 for the same time period. Throughout the period ended March 31, 2022, the Fund's shares traded within a range of a premium(+)/discount(-) of -8.3% to -14.4%.

Stable Distribution Policy

Effective for the 2022 fiscal year, the Board approved a Stable Distribution Plan that the Fund would pay a fixed monthly distribution of US$0.1083, commencing with the distribution paid on October 29, 2021. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

Distributions to common shareholders for the six-month period ended March 31, 2022 totaled $0.65 per share. Based on the market price of $20.15 on March 31, 2022, the annualized distribution rate was 6.5%. Based on the NAV of $23.09 on March 31, 2022, the annualized distribution rate was 5.6%.

On April 11, 2022, the Fund announced that it has increased its monthly distribution by 10.8% from US $0.1083 per share to $0.12 per share, commencing with the distribution payable on April 29, 2022 to shareholders of record as of April 22, 2022 (ex-dividend date April 21, 2022). The Fund intends to maintain the monthly distribution level of $0.12 per share for at least the 12 months following April 11, 2022, unless there is significant and unforeseen change in market conditions.

In approving the increase in distribution rate, the Board of Trustees considered, among other things, the Fund's strong positive performance since inception. As of March 31, 2022 the cumulative total return since inception of the NAV of the Fund was 27.31% and the market price total return was 11.10%. The Board also considered the Fund's ability to sustain the distribution policy and that the increased distribution may assist in narrowing the discount to NAV at which the Fund's shares tend to trade. This increase will bring the distribution yield more in line with the initial distribution yield that was announced in August 2020.

The Fund is covered under exemptive relief received by the Fund's investment adviser from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

2	Assuming the reinvestment of dividends and distributions.

3	The Fund's total return is based on the reported net asset value ("NAV") for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

4	The S&P Global Infrastructure Index (Net Total Return) is an unmanaged index considered representative of stock markets of developed and emerging markets. Indexes are unmanaged and have been provided for comparison purposes only. The Index is calculated net of withholding taxes to which the Fund is generally subject. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Standard Global Infrastructure Income Fund	1

Letter to Shareholders (unaudited) (continued)

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available by August 31 of the relevant year: (1) without charge, upon request, by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

COVID-19

The COVID-19 pandemic has caused major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company's future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including military conflicts, sanctions, high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

The Fund's investments in private companies may be subject to higher risk than investments in securities of public companies.

Investor Relations Information

As part of abrdn's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenasgi.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

2	Aberdeen Standard Global Infrastructure Income Fund

Letter to Shareholders (unaudited) (concluded)

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at https://www.abrdn.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences;
•	Email: Investor.relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Standard Global Infrastructure Income Fund	3

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund's benchmark for the six-month, 1-year and since inception periods as of March 31, 2022.

	6 Months	1 Year	Since Inception 7/29/20
Net Asset Value (NAV)	7.1%	12.1%	15.5%
Market Price	4.4%	7.3%	6.5%
S&P Global Infrastructure Index (Net Total Return)	12.0%	15.9%	18.6%

Performance of a $10,000 Investment (as of March 31, 2022)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses." Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. The Fund's total investment return is based on the reported NAV on the financial reporting period ended March 31, 2022. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenasgi.com or by calling 800-522-5465.

The annualized net operating expense ratio based on the six-month period ended March 31, 2022, was 1.73%.

4	Aberdeen Standard Global Infrastructure Income Fund

Portfolio Summary (as a percentage of net assets) (unaudited)

March 31, 2022

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors.

Sectors
Industrials	33.4%
Utilities	27.6%
Communication Services	13.1%
Private Equity	9.2%
Energy	7.6%
Real Estate	3.9%
Private Credit	2.6%
Materials	1.7%
Information Technology	0.5%
Consumer Discretionary	0.4%
Short-Term Investment	–%
Liabilities in Excess of Other Assets	–%
100.0%

(1)	The sectors, as classified by GICS, are comprised of several industries. As of March 31, 2022, the Fund did not have more than 25% of its assets invested in any industry. As of March 31, 2022, the Fund's holdings in the Industrials sector were allocated to four industries: Transportation Infrastructure (15.5%), Road & Rail (9.5%), Construction & Engineering (7.7%), Commercial Services & Supplies (0.7%). As of March 31, 2022, the Fund's holdings in the Utilities sector were allocated to three industries: Multi-Utilities (11.6%), Electric Utilities (8.5%), Independent Power & Renewable Electricity Producers (7.5%).

The following chart summarizes the composition of the Fund's portfolio by geographic classification:

Countries
United States	29.7%
France	9.5%
Spain	9.3%
Italy	5.7%
Brazil	5.6%
United Kingdom	5.5%
Canada	4.9%
Germany	4.0%
China	2.1%
Philippines	2.1%
Other, less than 2% each	21.6%
Short-Term Investment	–%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts listed as "–" are 0% or round to 0%.

Aberdeen Standard Global Infrastructure Income Fund	5

Portfolio Summary (as a percentage of net assets) (unaudited) (concluded)

March 31, 2022

Top Ten Holdings
CCR SA	2.9%
Cellnex Telecom SA	2.8%
RWE AG	2.8%
OYA Solar CDG LLC (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	2.6%
Kinder Morgan, Inc.	2.6%
Enbridge, Inc.	2.6%
Ferrovial SA	2.5%
Williams Cos., Inc. (The)	2.5%
Cresta Highline Co-Invest Fund I (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	2.4%
Canadian Pacific Railway Ltd.	2.4%

6	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Portfolio of Investments (unaudited)

March 31, 2022

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS—(100.0%)
COMMON STOCKS—(88.2%)
ARGENTINA—(1.7%)
Industrials—(1.0%)
Corp. America Airports SA(a)	339,800	$ 2,038,800
Materials—(0.7%)
Loma Negra Cia Industrial Argentina SA, ADR(a)	251,200	1,436,864
BRAZIL—(5.6%)
Industrials—(4.7%)
CCR SA	2,046,989	5,890,245
Rumo SA(a)	969,000	3,775,417
		9,665,662
Utilities—(0.9%)
Omega Energia SA(a)	750,905	1,886,311
CANADA—(4.9%)
Energy—(2.5%)
Enbridge, Inc.	114,400	5,266,344
Industrials—(2.4%)
Canadian Pacific Railway Ltd.	59,425	4,904,940
CHINA—(2.1%)
Industrials—(1.6%)
COSCO SHIPPING Ports Ltd.	2,314,100	1,793,301
Zhejiang Expressway Co. Ltd., Class H	1,810,000	1,520,406
		3,313,707
Information Technology—(0.5%)
GDS Holdings Ltd., ADR(a)	27,400	1,075,450
FRANCE—(9.5%)
Industrials—(5.3%)
Eiffage SA	37,900	3,889,758
Getlink SE	133,500	2,404,288
Vinci SA	45,300	4,628,419
		10,922,465
Utilities—(4.2%)
Engie SA	316,100	4,155,766
Veolia Environnement SA	136,100	4,363,838
		8,519,604
GERMANY—(4.0%)
Communication Services—(1.3%)
Vantage Towers AG	74,565	2,633,659
Utilities—(2.7%)
RWE AG	130,600	5,686,650

Aberdeen Standard Global Infrastructure Income Fund	7

Consolidated Portfolio of Investments (unaudited) (continued)

March 31, 2022

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA—(0.5%)
Utilities—(0.5%)
Azure Power Global Ltd.(a)	59,100	$ 983,424
INDONESIA—(1.0%)
Communication Services—(1.0%)
Sarana Menara Nusantara Tbk PT	26,811,000	1,997,408
ITALY—(5.7%)
Communication Services—(1.2%)
Infrastrutture Wireless Italiane SpA(b)	222,500	2,490,717
Industrials—(1.7%)
Atlantia SpA(a)	162,600	3,380,867
Materials—(1.0%)
Buzzi Unicem SpA	106,700	1,974,500
Utilities—(1.8%)
Enel SpA	564,000	3,765,687
JAPAN—(0.7%)
Industrials—(0.7%)
East Japan Railway Co.	24,400	1,412,212
LUXEMBOURG—(1.8%)
Communication Services—(1.8%)
Millicom International Cellular SA(a)	59,000	1,497,829
SES SA, ADR	245,000	2,237,394
MALAYSIA—(1.4%)
Industrials—(1.4%)
Malaysia Airports Holdings Bhd(a)	1,801,200	2,977,190
MEXICO—(1.7%)
Industrials—(1.7%)
Promotora y Operadora de Infraestructura SAB de CV	437,600	3,474,619
NORWAY—(1.0%)
Communication Services—(1.0%)
Telenor ASA	142,400	2,043,373
PHILIPPINES—(2.1%)
Industrials—(2.1%)
International Container Terminal Services, Inc.	975,500	4,225,938
SPAIN—(9.3%)
Communication Services—(2.8%)
Cellnex Telecom SA(b)	120,700	5,808,615
Industrials—(4.5%)
Aena SME SA(a)(b)	23,500	3,917,453
Ferrovial SA	195,561	5,200,916
		9,118,369

8	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Portfolio of Investments (unaudited) (continued)

March 31, 2022

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SPAIN (continued)
Utilities—(2.0%)
EDP Renovaveis SA	160,500	$ 4,126,572
UNITED KINGDOM—(5.5%)
Communication Services—(2.2%)
Helios Towers PLC(a)	1,281,600	1,942,844
Vodafone Group PLC, ADR	151,000	2,509,620
		4,452,464
Industrials—(1.1%)
National Express Group PLC(a)	724,878	2,213,860
Utilities—(2.2%)
National Grid PLC, ADR	32,400	2,490,588
SSE PLC	92,200	2,106,681
		4,597,269
UNITED STATES—(29.7%)
Communication Services—(1.8%)
DISH Network Corp., Class A(a)	55,000	1,740,750
Verizon Communications, Inc.	38,200	1,945,908
		3,686,658
Consumer Discretionary—(0.4%)
TravelCenters of America, Inc.(a)	18,500	794,760
Energy—(5.1%)
Kinder Morgan, Inc.	280,000	5,294,800
Williams Cos., Inc. (The)	153,200	5,118,412
		10,413,212
Industrials—(5.2%)
CoreCivic, Inc., REIT(a)	97,000	1,083,490
Dycom Industries, Inc.(a)	21,200	2,019,512
GEO Group, Inc. (The), REIT(a)	58,400	386,024
Norfolk Southern Corp.	11,500	3,280,030
Union Pacific Corp.	14,100	3,852,261
		10,621,317
Real Estate—(3.9%)
American Tower Corp., REIT	15,600	3,919,032
Crown Castle International Corp., REIT	21,800	4,024,280
		7,943,312
Utilities—(13.3%)
American Electric Power Co., Inc.	35,600	3,551,812
Atlantica Sustainable Infrastructure PLC	90,500	3,173,835
CenterPoint Energy, Inc.	119,100	3,649,224
Clearway Energy, Inc., Class C	62,800	2,292,828
CMS Energy Corp.	49,400	3,455,036
FirstEnergy Corp.	88,100	4,040,266

Aberdeen Standard Global Infrastructure Income Fund	9

Consolidated Portfolio of Investments (unaudited) (concluded)

March 31, 2022

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
Utilities (continued)
NextEra Energy, Inc.	49,200	$ 4,167,732
Vistra Corp.	131,800	3,064,350
		27,395,083
Total Common Stocks		180,983,105
PRIVATE EQUITY—(9.2%)(a)(c)(d)(e)
Arroyo Trinity Direct Investment I, L.P. (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(f)(g)	–	2,042,521
BT Co-Invest Fund, L.P. (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(f)(g)	–	3,321,602
CAI Co-Invest LP (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(f)(g)	–	1,053,881
Cresta BBR Co-Invest BL LLC(g)(h)	–	3,621,094
Cresta Highline Co-Invest Fund I (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(f)(g)	–	5,005,986
NOVA-telMAX HoldCo LLC(g)	–	3,739,759
Total Private Equity		18,784,843
PRIVATE CREDIT—(2.6%)(a)(c)(d)(e)
OYA Solar CDG LLC (through Aberdeen Standard Global Infrastructure Fund BL, LLC)(f)(g)	–	5,388,640
SHORT-TERM INVESTMENT—0.0%
UNITED STATES—(0.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.25%(i)	79,611	79,611
Total Short-Term Investment		79,611
Total Investments (Cost $178,852,435) (j)—100.0%		205,236,199
Liabilities in Excess of Other Assets—0.0%		(75,272)
Net Assets—100.0%		$ 205,160,927

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Restricted security, not readily marketable. See Note 2(b) of the accompanying Notes to Consolidated Financial Statements.
(d)	Illiquid security.
(e)	Private Equity Investments. See Note 6 of the accompanying Notes to Consolidated Financial Statements.
(f)	Aberdeen Standard Global Infrastructure Income Fund BL, LLC invests 100% of its capital in Arroyo Trinity Direct Investment I, BT Co-Invest Fund, L.P., Climate Adaptive Infrastructure (CAI) Co-Invest Fund LP, Cresta Highline Co-Invest, L.P. and OYA Solar CDG LLC Fund in which the Fund's percent of ownership is approximately 2%, 9%, 8%, 32% and 14%, respectively.
(g)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund's Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange trade price. See Note 2(a) of the accompanying Notes to Consolidated Financial Statements.
(h)	Cresta Blocker invests 100% of its capital in Cresta Fund LP, in which the Fund's percent of ownership is approximately 18%.
(i)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2022.
(j)	See accompanying Notes to Consolidated Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

10	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Statement of Assets and Liabilities (unaudited)

As of March 31, 2022

Assets
Investments, at value (cost $178,772,824)	$205,156,588
Short-term investments, at value (cost $79,611)	79,611
Foreign currency, at value (cost $159,943)	159,367
Interest and dividends receivable	80,848
Tax reclaim receivable	130,645
Prepaid expenses	1,642
Total assets	205,608,701

Liabilities
Investment management fees payable (Note 3)	226,784
Director fees payable	53,115
Investor relations fees payable (Note 3)	16,278
Administration fees payable (Note 3)	13,439
Other accrued expenses	138,158
Total liabilities	447,774

Net Assets	$205,160,927

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,855
Paid-in capital in excess of par	176,949,440
Distributable earnings	28,202,632
Net Assets	$205,160,927
Net asset value per share based on 8,855,000 shares issued and outstanding	$23.17	(a)

(a)	The NAV shown above differs from the traded NAV on March 31, 2022 due to financial statement rounding and/or financial statement adjustments.

See Notes to Consolidated Financial Statements.

Aberdeen Standard Global Infrastructure Income Fund	11

Consolidated Statement of Operations (unaudited)

For the Six-Month Period Ended March 31, 2022

Net Investment Income:
Income
Dividends and other income (net of foreign withholding taxes of $108,058)	$ 1,683,414
Interest income	189
Total Investment Income	1,683,603
Expenses:
Investment management fee (Note 3)	1,346,673
Directors' fees and expenses	86,623
Administration fee (Note 3)	79,803
Independent auditors' fees and expenses	43,207
Investor relations fees and expenses (Note 3)	32,953
Legal fees and expenses	29,299
Custodian's fees and expenses	29,200
Reports to shareholders and proxy solicitation	23,198
Transfer agent's fees and expenses	8,883
Insurance expense	6,889
Miscellaneous	37,928
Net expenses	1,724,656

Net Investment Loss	(41,053)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	7,355,434
Foreign currency transactions	(21,829)
7,333,605
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	6,442,373
Foreign currency translation	(5,409)
6,436,964
Net realized and unrealized gain from investments and foreign currency translations	13,770,569
Net Increase in Net Assets Resulting from Operations	$13,729,516

See Notes to Consolidated Financial Statements.

12	Aberdeen Standard Global Infrastructure Income Fund

Consolidated Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2022 (unaudited)	For the Year Ended September 30, 2021
Increase/(Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$ (41,053)	$ 1,809,039
Net realized gain from investment and foreign currency related transactions	7,333,605	9,668,142
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	6,436,964	25,200,680
Net increase in net assets resulting from operations	13,729,516	36,677,861
Distributions to Shareholders From:
Distributable earnings	(5,753,979)	(11,507,958)
Net decrease in net assets from distributions	(5,753,979)	(11,507,958)
Change in net assets resulting from operations	7,975,537	25,169,903

Net Assets:
Beginning of period	197,185,390	172,015,487
End of period	$205,160,927	$197,185,390

See Notes to Consolidated Financial Statements.

Aberdeen Standard Global Infrastructure Income Fund	13

Consolidated Financial Highlights

	For the Six-Month Period Ended March 31, 2022 (unaudited)		For the Fiscal Year Ended September 30, 2021	For the Period Ended September 30, 2020(a)
PER SHARE OPERATING PERFORMANCE(b):
Net asset value per common share, beginning of period	$22.27		$19.43	$20.00
Net investment income/(loss)	–	(c)	0.20	0.02
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.55		3.94	(0.59)
Total from investment operations applicable to common shareholders	1.55		4.14	(0.57)
Distributions to common shareholders from:
Net investment income	(0.65)		(1.20)	–
Net realized gains	–		(0.10)	–
Total distributions	(0.65)		(1.30)	–
Capital Share Transactions:
Net asset value per common share, end of period	$23.17		$22.27	$19.43
Market value, end of period	$20.15		$19.93	$17.51
Total Investment Return Based on(d):
Market value	4.40%		21.54%	(12.45%	)
Net asset value	7.40%	(e)	22.39%	(2.85%	)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data	:
Net assets applicable to common shareholders, end of period (000 omitted)	$205,161		$197,044	$172,015
Average net assets applicable to common shareholders (000 omitted)	$200,055		$196,015	$177,052
Net operating expenses	1.73%	(f)	1.78%	2.00%	(f)(g)
Net investment income/(loss)	(0.04%	)(f)	0.92%	0.55%	(f)
Portfolio turnover	15%	(h)	28%	–	(h)

(a)	For the period from July 29, 2020 (commencement of operations) through September 30, 2020.
(b)	Based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(e)	The total return shown above includes the impact of financial statement adjustments to the NAV per share.
(f)	Annualized.
(g)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period covered by the report.
(h)	Not annualized.

Amounts listed as "–" are $0 or round to $0.

See Notes to Consolidated Financial Statements.

14	Aberdeen Standard Global Infrastructure Income Fund

Notes to Consolidated Financial Statements (unaudited)

March 31, 2022

1. Organization

Aberdeen Standard Global Infrastructure Income Fund (the "Fund") is a non-diversified (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), closed-end management investment company. The Fund was organized as a Maryland statutory trust on November 13, 2019 and seeded with an initial capital amount of $100,000 on June 19, 2020. It commenced operations on July 29, 2020. The Fund's investment objective is to seek to provide a high level of total return with an emphasis on current income. The investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

Basis for Consolidation for the Fund

Aberdeen Standard Global Infrastructure Income Fund BL, LLC (the "Subsidiary"), a Delaware corporation, was incorporated on September 28, 2020 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund's investment objective and policies as described in the Fund's prospectus. The Consolidated Schedule of Portfolio Investments ("CSOI") includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application. The Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing

Aberdeen Standard Global Infrastructure Income Fund	15

Notes to Consolidated Financial Statements (unaudited) (continued)

March 31, 2022

Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP in the United States of America, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). Investments that are included in this category are private credit investments.

The Fund invests in infrastructure investments through private investment funds, which represented 11.8% of the net assets of the Fund as of March 31, 2022. With the exception of the private credit investment, the Fund follows the guidance issued in ASU 2015-07 Topic 820, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), and values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjust a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the Fund's investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund's other investments. The Fund's net asset value could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments.

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$105,024,812	$75,958,293	$–	$180,983,105
Private Credit	–	–	5,388,640	5,388,640
Money Market Funds	79,611	–	–	79,611
Total	$105,104,423	$75,958,293	$5,388,640	$186,451,356
Private Equity(a)				18,784,843
Total Investments				$205,236,199

(a)	Private Equity investments are measured at the net asset valuations provided by the underlying funds as a practical expedient and have not been classified in the fair value levels. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

Amounts listed as "–" are $0 or round to $0.

16	Aberdeen Standard Global Infrastructure Income Fund

Notes to Consolidated Financial Statements (unaudited) (continued)

March 31, 2022

Rollforward of Level 3 Fair Value Measurement For the Six Month Period Ended March 31, 2022
Investments in Securities	Balance as of September 30, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers In to Level 3	Net Transfers Out of Level 3	Balance as of March 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2022
Private Credit
United States	$–	$–	$–	$244,292	$5,144,348	$–	$–	$–	$5,388,640	$244,292
Total	$–	$–	$–	$244,292	$5,144,348	$–	$–	$–	$5,388,640	$244,292

The following is quantitative information about level 3 fair value measurements:

Description	Fair Value at March 31, 2022	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average
Private Credit	$5,388,640	Market Yield Approach	Interest Rate	11%	11%

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

Aberdeen Standard Global Infrastructure Income Fund	17

Notes to Consolidated Financial Statements (unaudited) (continued)

March 31, 2022

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

f. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986 ("the Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

For federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a corporation for tax purposes and will be required to pay corporate income tax on its earnings. Net losses of the Subsidiary are not deductible by the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years will be subject to such review when available.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Consolidated Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on investments.

3. Agreements and Transactions with Affiliates

a. Investment Adviser and Sub-Adviser:

abrdn Inc. (formerly known as Aberdeen Standard Investments Inc.) and Aberdeen Asset Managers Limited ("AAML") serve as the Fund's Investment Adviser and Sub-Adviser, respectively, pursuant to an investment advisory agreement (the "Advisory Agreement") and sub-advisory agreement (the "Sub-Advisory Agreement") with the Fund. abrdn Inc. and AAML (collectively, the "Advisers") are wholly-owned indirect subsidiaries of abrdn plc (formerly known as "Standard Life Aberdeen plc"). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

As compensation for its services to the Fund, abrdn Inc. receives an annual investment advisory fee of 1.35% based on the Fund's average daily Managed Assets, computed daily and payable monthly. "Managed Assets" is defined as total assets of the Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred stock that may be outstanding). Under the Sub-Advisory Agreement, abrdn Inc. is responsible for the payment of fees to AAML. For the six-month period ended March 31, 2022, abrdn Inc. earned $1,346,673 for advisory services.

18	Aberdeen Standard Global Infrastructure Income Fund

Notes to Consolidated Financial Statements (unaudited) (continued)

March 31, 2022

b. Fund Administration:

abrdn Inc. is the Fund's Administrator, pursuant to an agreement under which abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund's average daily net assets. For the six-month period ended March 31, 2022, abrdn Inc. earned $79,803 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, abrdn Inc. will provide and/or engage third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of

0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.

During the six-month period ended March 31, 2022, the Fund incurred investor relations fees of approximately $32,953. For the year ended March 31, 2022, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended March 31, 2022, were $28,895,327 and $34,540,315, respectively.

5. Capital

The Fund is authorized to issue 100,000,000 common shares with par value $0.001. As of March 31, 2022, there were 8,855,000 common shares issued and outstanding.

6. Private Equity and Credit Investments

Certain of the Fund's investments, listed in the chart below, are restricted as to resale and are valued at net asset value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Total Commitments	Funded	Unfunded	Cost	Fair Value at 3/31/22*	Percent of Net Assets	Cumulative Distributions Received
Arroyo Trinity Direct Investment I, L.P. (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	10/20/21	$2,000,000	$2,000,000	$–	$2,042,521	$2,042,521	1.00	$–
BT Co-Invest Fund, L.P. (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	7/1/21	3,000,000	3,000,000	–	3,006,300	3,321,602	1.62	–
CAI Co-Invest LP (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	10/27/20	3,000,000	1,033,476	1,966,524	1,089,508	1,053,881	0.51	–
Cresta BBR Co-Invest BL LLC	9/28/20	3,000,000	3,000,000	–	3,000,000	3,621,094	1.76	–
Cresta Highline Co-Invest Fund I (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	7/22/21	5,000,000	5,000,000	–	5,056,452	5,005,986	2.44	–
NOVA-telMAX HoldCo LLC	2/10/22	5,000,000	3,651,496	1,348,504	3,739,759	3,739,759	1.82	–
OYA Solar CDG LLC (through Aberdeen Standard Global Infrastructure Fund BL, LLC)	12/7/21	5,000,000	5,000,000	–	5,144,348	5,388,640	2.63	25,831
Total		$26,000,000	$22,684,972	$3,315,028	$23,078,888	$24,173,483	11.78	$25,831

*	The fair value of the private equities are generally based on the valuations provided by the general partners of private equity investments as of the date investments are valued. If a valuation is not provided by general partners of the private equity investments as of the date investments are valued, the Fund will value the private equity investment using the prior valuation provided by the general partners adjusted for capital calls and distributions, if applicable.

Aberdeen Standard Global Infrastructure Income Fund	19

Notes to Consolidated Financial Statements (unaudited) (continued)

March 31, 2022

The Fund may incur certain costs in connection with the disposition of the above securities. The Fund invests in other closed end investment vehicles with lock up provisions for the life of those vehicles, which can be up to 10 years or more.

7. Portfolio Investment Risks

The following describes certain risks of investing in the Fund. This is not a complete list of risk factors. Please see the back of this shareholder report for more information about these and other risks.

a. Infrastructure-Related Investments Risk:

Infrastructure-related issuers may be subject to a variety of factors that may adversely affect their business or operations, including military conflict, sanctions high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. For more information about the specific risks by which infrastructure-related issuers may be particularly affected, please see the back of this shareholder report.

b. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

c. Risks Associated with Emerging Markets:

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

d. Private Company Securities Risk:

The Fund's investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and the Fund will be required to rely on the ability of the Adviser and Subadviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If the Adviser or Subadviser are unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and the Fund may lose some or all of its investment in these securities. These factors could subject the Fund to greater risk than investments in securities of public companies and negatively affect the Fund's investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, the Fund will likely be able to sell its investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires to sell any of its investments in private companies or, if successfully arranged, that the Fund will be able to obtain favorable values upon the sale of its investments in private companies in such transactions.

See additional information about the risks posed by private investments in the back of this shareholder report.

e. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect

20	Aberdeen Standard Global Infrastructure Income Fund

Notes to Consolidated Financial Statements (unaudited) (continued)

March 31, 2022

the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Utility Sector Risk. When interest rates go up, the value of securities issued by utilities companies historically has gone down. In most countries and localities, the utilities sector is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

f. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

g. Market Events Risk:

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, social unrest, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund's investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject.

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and' the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to the UK's departure from the EU ("Brexit") could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition.

In addition, governments have recently imposed, and may in the future impose, economic sanctions or other similar measures against certain countries, entities or individuals. The Fund's investments may be subject to these measures, which could prevent or prohibit the Fund from

Aberdeen Standard Global Infrastructure Income Fund	21

Notes to Consolidated Financial Statements (unaudited) (concluded)

March 31, 2022

making certain investments or transacting with certain counterparties. These measures could also result in countermeasures or retaliatory actions, which may adversely impact the Fund's investments, including those that are not economically tied to sanctioned countries, entities or individuals. The imposition of sanctions and retaliatory measures could, among other things, disrupt markets in which the Fund invests, devalue currencies, and increase market volatility throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain investments, negatively impact the value or liquidity of the Fund's investments, significantly delay or prevent the settlement of the Fund's transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund's transaction costs, make the Fund's investments more difficult to value, or impair the Fund's ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice.

Recent Rulemaking

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Fund.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of March 31, 2022, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$179,131,220	$31,231,362	$(5,126,383)	$26,104,979

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of March 31, 2022, other than as noted.

On April 11, 2022, the Fund announced that it has increased its monthly distribution from US $0.1083 per share to $0.12 per share, commencing with the distribution payable on April 29, 2022 to shareholders of record as of April 22, 2022 (ex-dividend date April 21, 2022). The Fund intends to maintain the monthly distribution level of $0.12 per share for at least the 12 months following April 11, 2022, unless there is significant and unforeseen change in market conditions. In approving the increase in distribution rate, the Board of Trustees considered, among other things, the Fund's strong positive performance since inception. As of March 31, 2022 the cumulative total return since inception of the NAV of the Fund was 27.31% and the market price total return was 11.10%. The Board also considered the Fund's ability to sustain the distribution policy and that the increased distribution may assist in narrowing the discount to NAV at which the Fund's shares tend to trade. This increase will bring the distribution yield more in line with the initial distribution yield that was announced in August 2020.

On May 10, 2022, the Fund announced that it will pay on May 31, 2022, a distribution of US $0.12 per share to all shareholders of record as of May 20, 2022.

The Fund's Board has approved a change in the name of the Fund from "Aberdeen Standard Global Infrastructure Income Fund" to "abrdn Global Infrastructure Income Fund" effective on or about June 30, 2022.

22	Aberdeen Standard Global Infrastructure Income Fund

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested

Aberdeen Standard Global Infrastructure Income Fund	23

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

24	Aberdeen Standard Global Infrastructure Income Fund

Corporate Information

Trustees

Stephen Bird

Nancy Yao Maasbach

P. Gerald Malone, Chairman

Todd Reit

John Sievwright

Investment Adviser

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Investment Sub-Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Administrator

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street N.W.
Washington D.C. 20006

Investor Relations

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

The accompanying Financial Statements as of March 31, 2022 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Standard Global Infrastructure Income Fund are traded on the NYSE under the symbol "ASGI". Information about the Fund's net asset value and market price is available at www.aberdeenasgi.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Standard Global Infrastructure Income Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

ASGI-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) The Fund is managed by abrdn’s Global Equity Team, which is responsible for the Fund’s public infrastructure investments, and abrdn’s Real Assets Team, which is responsible for the Fund’s private/direct infrastructure investments. The portfolio managers are responsible for the day-to-day management of their respective sleeves of the Fund’s overall investment portfolio. As of the date of filing this report, described below are changes to the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Effective December 31, 2021, Martin Connaghan and Ryan Sullivan ceased serving as portfolio managers having primary responsibility for the day-to-day management of the Fund’s portfolio. Effective April 19, 2022, Eric Purington was added as a portfolio manager of the Fund, joining the current team of Dominic Byrne, Joshua Duitz and Donal Reynolds. The following information is presented with respect to any newly identified portfolio manager as of the most recent practicable date:

(1) PORTFOLIO MANAGER BIOGRAPHY

Individual & Position	Past Business Experience
Eric Purington — Investment Director	Eric Purington is an Investment Director on the Real Assets Team and is a Portfolio Manager for the Aberdeen Standard Global Infrastructure Income Fund (ASGI), responsible for managing the Fund’s private/direct infrastructure investments. Eric joined abrdn in April 2022. Previous to abrdn, Eric worked at Tribay (2019 to 2022) and EverStream Capital (2014 to 2019) as an Investment Director focused on renewable energy investment in the US and Asia. He started his career in infrastructure investment in 2010 at Highstar Capital, now part of Oaktree. Eric is a graduate of Yale College.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER.

The following chart summarizes information regarding other accounts for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund. The “Other Accounts Managed” represents the accounts managed by the team(s) of which the portfolio manager is a member. The information in the table below is as of April 30, 2022.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Eric Purington[1]	Registered Investment Companies	0	$0	0	$0
	Pooled Investment Vehicles	7	$482.4	7	$482.4
	Other Accounts	0	$0	0	$0

1Includes accounts managed by the Real Assets Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, abrdn will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by abrdn and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, abrdn typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although abrdn anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, abrdn may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which abrdn anticipates a more significant market impact, abrdn intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of abrdn based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, abrdn may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

abrdn does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of abrdn’s discretionary account trading, abrdn may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2022
Eric Purington	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended March 31, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4) and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Standard Global Infrastructure Income Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Standard Global Infrastructure Income Fund

Date: June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Standard Global Infrastructure Income Fund

Date: June 3, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Standard Global Infrastructure Income Fund

Date: June 3, 2022